UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2017
ClubCorp Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-36074	20-5818205
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

3030 LBJ Freeway, Suite 600 Dallas, Texas	75234
(Address of Principal Executive Offices)	(Zip Code)

(972) 243-6191
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report on Form 8-K is furnished by ClubCorp Holdings, Inc., a Nevada Corporation (the “Company”), in connection with the matters described herein.

Item 8.01	Other Events

On January 12, 2017, the Company issued a press release announcing that the Board of Directors established a Strategic Review Committee, which, with the assistance of financial advisors, is reviewing and evaluating alternatives to further enhance shareholder value. Such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release, dated January 12, 2017, of ClubCorp Holdings, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2017	CLUBCORP HOLDINGS, INC.

	By:	/s/ Curtis D. McClellan
Curtis D. McClellan
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description
99.1	Press release, dated January 12, 2017, of ClubCorp Holdings, Inc.